EXHIBIT (24)

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer of General Electric Company, a New York corporation (the "Company"), hereby constitutes and appoints Jeffrey R. Immelt, Benjamin W. Heineman, Jr., Keith S. Sherin, Philip D. Ameen and Robert E. Healing, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more Annual Reports for the Company's fiscal year ended December 31, 2001, on Form 10-K under the Securities Exchange Act of 1934, as amended, or such other form as any such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto, each in such form as they or any one of them may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done so that such Annual Report shall comply with the Securities Exchange Act of 1934, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 7th day of March, 2002.


                            /s/ Jeffrey R. Immelt
                            -------------------------
                            Jeffrey R. Immelt
                            Chairman of the Board
                            (Principal Executive
                            Officer and Director)



/s/ Keith S. Sherin                              /s/ Philip D. Ameen
-------------------------                        -------------------------
Keith S. Sherin                                  Philip D. Ameen
Senior Vice President -                          Vice President and Comptroller
Finance (Principal                               (Principal Accounting Officer)
Financial Officer)



                                                                   (Page 1 of 2)

/s/ James I. Cash, Jr.                           /s/ Gertrude G. Michelson
------------------------                         ------------------------
James I. Cash, Jr.                               Gertrude G. Michelson
Director                                         Director

/s/ Silas S. Cathcart                            /s/ Sam Nunn
------------------------                         ------------------------
Silas S. Cathcart                                Sam Nunn
Director                                         Director

/s/ Dennis D. Dammerman                          /s/ Roger S. Penske
------------------------                         ------------------------
Dennis D. Dammerman                              Roger S. Penske
Director                                         Director

/s/ Paolo Fresco                                 /s/ Andrew C. Sigler
------------------------                         ------------------------
Paolo Fresco                                     Andrew C. Sigler
Director                                         Director

/s/ Ann M. Fudge                                 /s/ Douglas A. Warner III
------------------------                         ------------------------
Ann M. Fudge                                     Douglas A. Warner III
Director                                         Director

/s/ Claudio X. Gonzalez                          /s/ Robert C. Wright
------------------------                         ------------------------
Claudio X. Gonzalez                              Robert C. Wright
Director                                         Director

/s/ Kenneth G. Langone
------------------------
Kenneth G. Langone
Director

/s/ Rochelle B. Lazarus
------------------------
Rochelle B. Lazarus
Director



                      A MAJORITY OF THE BOARD OF DIRECTORS

                                                                   (Page 2 of 2)